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                                                                    Exhibit 10.8

                             FIRST AMENDMENT TO THE
                             EXECUTIVE SUPPLEMENTAL
                                 RETIREMENT PLAN



         With mutual consent and for valuable consideration hereby recognized, this First Amendment to the Executive Supplemental Retirement Plan for Gregory
J. Kreis (the "Executive"), dated this May 18, 2000, is for purpose of amending the Agreement as follows:

The following Subparagraphs shall be modified in Section I:

         1.11 "Interest Factor" means seven and one half percent (7.5%) per annum.

         1.17 "Supplemental Retirement Income Benefit" means an annual amount, payable over the Payout Period, equal to $152,033.

         All other provisions of the Executive Supplemental Retirement Plan for Gregory J. Kreis, which are not specifically modified by this First Amendment, are hereby incorporated and shall remain in full force and effect.

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         IN WITNESS WHEREOF, the Bank and the Executives have caused this First
Amendment, effective as of the above date, to be executed.

ATTEST:                                OSWEGO COUNTY SAVINGS BANK



____________________________           By: /s/ Bruce P. Frassinelli
                                           -------------------------------------
                                           Title: Chairman, Personnel and
                                           Compensation Committee

                                       EXECUTIVE

                                       By: /s/ Gregory J. Kreis
                                           -------------------------------------
                                           Gregory J. Kreis